UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report: October 11, 2012
(Date of earliest event reported)

A. M. CASTLE & CO.
(Exact name of registrant as specified in its charter)

Maryland	1-5415	36-0879160
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1420 Kensington Road, Suite 220 Oak Brook, IL 60523
(Address of principal executive offices)

Registrant's telephone number including area code: (847) 455-7111

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13 e-4(c) under the Exchange Act (17 CFR 240.13 e-4(c))

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment ofCertain Officers; Compensatory Arrangements Of Certain Officers.

Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 11, 2012, the Board of Directors (the “Board”) of A. M. Castle & Co. (the Company”) elected Scott J. Dolan, 41, to serve as President and Chief Executive Officer and as a member of the Board of the Company, effective October 15, 2012.

There are no arrangements or understandings between Mr. Dolan and any other persons pursuant to which he was selected as President and Chief Executive Officer. There are also no family relationships between Mr. Dolan and any director or executive officer of the Company and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Prior to joining the Company, Mr. Dolan served as Senior Vice President, Airport Operations and Cargo, of United Continental Holdings, Inc. (a $37 billion publicly traded provider of passenger and cargo air transportation services), and its principal wholly-owned subsidiaries, United Airlines and Continental Airlines, from 2010 to 2011.  From 2004 until 2010, Mr. Dolan served as Senior Vice President, Airport Operations and President, United Cargo (2006-2010) and as Senior Vice President and President, United Cargo (2004-2006) for UAL Corporation and its principal subsidiary, United Airlines.  Mr. Dolan worked at Atlas Air Worldwide Holdings, Inc. (a global airfreight company) from 2002 to 2004, where he served as Senior Vice President and Chief Operating Officer from 2003-2004 and as Vice President, Business Integration from 2002 to 2003.  Prior to joining Atlas Air, Mr. Dolan spent six years at General Electric Company, where he served in a variety of positions including Vice President, Operational Performance and Quality, Polar Air Cargo, a subsidiary of GE Capital Aviation Services.  Mr. Dolan’s strong record of success as a leader of complex, worldwide business operations provides valuable global experience and logistics and operational expertise to the Board, all of which assisted the Board in reaching the conclusion that Mr. Dolan should serve as a director.

Mr. Dolan has not been, nor at this time is he expected to be, appointed to any committees of the Board.  There are no arrangements or understandings between Mr. Dolan and any other person pursuant to which Mr. Dolan was selected as a director.  Mr. Dolan receives no separate compensation for his role as a director. Mr. Dolan fills a vacancy created by an increase in the size of the Board from nine to ten.

The Company entered into an employment offer letter dated October 10, 2012 (the “Agreement”) with Mr. Dolan. The Agreement has no specified term, and Mr. Dolan’s employment with the Company will be on an at-will basis. The material terms of the Agreement are summarized below.

Base Salary and Bonus.  Mr. Dolan will receive an annual base salary of $650,000 and will be eligible for an annual bonus under the Company’s Short Term Incentive Plan with a target amount of 100% of base salary.  Both base salary and bonus are subject to annual review.  For fiscal year 2012, Mr. Dolan will be guaranteed a pro-rata bonus payout at the target level.

Restricted Stock Unit Inducement Award.  In connection with his appointment, Mr. Dolan will receive restricted stock units with a valuation of $1,000,000.  The restricted stock units will be granted as an employee inducement award under the applicable New York Stock Exchange rules.  The restricted stock units will vest over four years, assuming continued employment by Mr. Dolan, with one-fourth of the restricted stock units vesting on the first anniversary of the grant date, and the remainder in equal annual installments.  The restricted stock units will be granted on Mr. Dolan’s employment start date, expected to be October 15, 2012, and the number of restricted stock units granted will be based on the Company’s closing stock price on the grant date.  The preceding description of the restricted stock units is qualified in its entirety by reference to the text of the Form of Restricted Stock Unit Award Agreement attached hereto as Exhibit 10.33.

Cash Signing Bonus.  Mr. Dolan will receive a one-time cash signing bonus of $60,000, less applicable taxes, within 15 days of the commencement of his employment with the Company.  In the event Mr. Dolan’s employment with the Company is terminated by the Company for cause or terminated by Mr. Dolan for good reason within eight months of his employment start date, Mr. Dolan will be required to reimburse the Company a pro-rata portion of the cash signing bonus based on the number of whole months remaining in the period following the date of termination of his employment.

Long-Term Compensation.  Mr. Dolan will be eligible to participate in the Company’s long-term compensation plan (LTCP) with a target incentive opportunity of 200% of base salary, beginning with the 2013-2015 LTCP performance period.  Participation in the plan is subject to annual review and actual payout will depend on achievement of performance-based goals which will be established for the three year performance period by the Human Resources Committee of the Board at the time of the grant.

Mr. Dolan will receive a pro-rata award of performance share units under the Company’s LTCP for each of the 2010-2012, 2011-2013 and 2012-2014 performance periods.  The performance share units will be granted on Mr. Dolan’s employment start date, expected to be October 15, 2012, and the target number of performance share units will be based on Mr. Dolan’s target incentive opportunity of $1,300,000 divided by the 60 trading days trailing average price of the Company’s common stock as of the grant date, multiplied by 66.67% in the case of the 2011-2013 and 2012-2014 performance periods and 33.33% in the case of the 2010-2012 performance period (representing the proportion of the LTCP grant value allocated to performance share units for each of the respective existing  LTCP performance periods), with the number of performance share units in each case being pro-rated based on Mr. Dolan’s employment start date.  The performance share units will vest at the end of the respective performance periods, subject to the satisfaction of the performance criteria established by the Human Resources Committee of the Board at the beginning of the respective three year performance period.

Severance Terms.   In the event of a Mr. Dolan’s employment with the Company terminates for any reason, he will be entitled to his unpaid and accrued payments and benefits.  However, if Mr. Dolan’s employment is terminated by the Company for cause, he will not be entitled to the earned and unpaid amounts of any prior fiscal year STIP bonus.

In the event of a termination of Mr. Dolan’s employment by the Company due to his death or disability, Mr. Dolan will be entitled to  (i) a pro-rated STIP bonus for the year of his termination, subject to actual achievement of the performance goals,  (ii) vesting of a pro-rata portion of his restricted stock unit inducement award scheduled to vest on the next vesting date following such termination, (iii) pro-rata vesting of each of his then outstanding and non-vested long-term performance award (including an equity-based or a non-equity-based long-term performance award), subject to actual achievement of the performance goals, and (iv) pro rata vesting of each of his then-outstanding and non-vested stock option, restricted stock, restricted stock unit, or other equity-based compensation award (other than an equity-based long-term performance award and the restricted stock unit inducement award).

In accordance with the Agreement, the Company intends to enter into a Severance Agreement and a Change in Control Agreement with Mr. Dolan.

The Severance Agreement will provide that if Mr. Dolan’s employment is terminated prior to a change in control either involuntarily by the Company and not due to cause or by Mr. Dolan for good reason, Mr. Dolan will receive (i) one and one-half times the sum of his base salary and current annual STIP target bonus, (ii) a pro-rata STIP bonus award for the year of his termination, subject to actual achievement of performance goals, (iii) pro-rata vesting of any then outstanding long term performance awards, subject to actual achievement of performance goals and provided Mr. Dolan's termination of employment precedes the end of the performance period by less than one year, (iv) up to 12 months of health and dental coverage for himself and his covered dependents, (v) continued use of a Company-owned or leased vehicle for up to one year following termination, and (vi) the services of a Company-provided executive outplacement firm for up to one year following termination.  In addition, any then outstanding, vested stock options will remain exercisable for a period of three months following termination of employment (but not beyond their original expiration date).

The Change in Control Agreement will provide for compensation due to termination of employment following a change in control. A “change in control” will be generally defined to include the acquisition of 30% or more of the Company’s voting power, specified changes in a majority of the board of directors, and the sale or liquidation of the Company.  If Mr. Dolan’s employment is terminated within the term of the Change of Control Agreement either involuntarily by the Company and not due to cause or by Mr. Dolan for good reason, Mr. Dolan will receive (i) two times the sum of his base salary and current annual STIP target bonus, (ii) a pro-rata STIP bonus award for the year of his termination, subject to actual achievement of performance goals, (iii) pro-rata vesting of any then outstanding long term performance share unit awards, subject to actual achievement of performance goals, (iv) full vesting of all outstanding and unvested equity compensation awards (other than long term performance share unit awards), (v) up to 12 months of health and dental coverage for himself and his covered dependents, (vi) continued use of a Company-owned or leased vehicle for up to one year following termination, and (vii) the services of a Company-provided executive outplacement firm for up to one year following termination.  In addition, any then outstanding, vested stock options will remain exercisable for a period of three months following termination of employment (but not beyond their original expiration date).

In addition, the Severance Agreement and Change in Control Agreement will provide non-competition and non-solicitation covenants during employment and for one year after any termination. Severance payments under the Severance Agreement and Change in Employment Agreement will be conditioned upon Mr. Dolan’s timely execution of a waiver and release of claims against the Company and its affiliates, officers and directors.  The Severance Agreement and Change in Control Agreement will continue in effect on a year to year basis unless cancelled or modified by the parties.

The preceding summary of the Severance Agreement and Change in Control Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Form of Severance Agreement and Form of Change in Control Agreement which are filed as Exhibits 10.34 and 10.35, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Other Benefits.  Mr. Dolan will be eligible to participate in the benefit programs generally available to executive officers of the Company, including, without limitation, participation in the Company’s non-qualified deferred compensation plan.  He will be entitled to 4 weeks of vacation per year.  He will also be eligible for an executive class Company vehicle for business and personal use in accordance with the Company’s automobile policy.

The foregoing description of the Agreement is qualified in its entirety by reference to the full text of the Agreement, which is filed as Exhibit 10.32 to this Current Report on Form 8-K and is incorporated by reference herein.  The Company also intends to enter into its standard form indemnification agreement with Mr. Dolan, which is filed as Exhibit 10.16 to the Company’s Current Report on Form 8-K filed on July 29, 2009 and is incorporated by reference herein.

Item 8.01     Other Events.

On October 12, 2012, the Company issued a press release announcing the appointment of Scott J. Dolan as the President and Chief Executive Officer as well as a director of the Company, as previously described above. A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Description
10.32	Employment Offer Letter dated October 10, 2012, between A.M. Castle & Co. and Mr. Scott Dolan.
10.33	Form of Restricted Stock Unit Award Agreement between A.M. Castle & Co. and Mr. Scott Dolan.
10.34	Form of Severance Agreement between A.M. Castle & Co. and Mr. Scott Dolan.
10.35	Form of Change of Control Agreement between A.M. Castle & Co. and Mr. Scott Dolan.
99.1	A. M. Castle & Co. Press Release, dated October 12, 2012.

Cautionary Statement on Risks Associated with Forward Looking Statements
Information provided and statements contained in this report that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (“Securities Act”), Section 21E of the Securities Exchange Act of 1934, as amended (“Exchange Act”), and the Private Securities Litigation Reform Act of 1995.  Such forward-looking statements only speak as of the date of this report and the Company assumes no obligation to update the information included in this report. Such forward-looking statements include information concerning our possible or assumed future results of operations, including descriptions of our business strategy. These statements often include words such as “believe,” “expect,” “anticipate,” “intend,” “predict,” “plan,” or similar expressions. These statements are not guarantees of performance or results, and they involve risks, uncertainties, and assumptions.  Although we believe that these forward-looking statements are based on reasonable assumptions, there are many factors that could affect our actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements, including those risk factors identified in Item 1A “Risk Factors” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2011.   All future written and oral forward-looking statements by us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to above.  Except for our ongoing obligations to disclose material information as required by the federal securities laws, we do not have any obligations or intention to release publicly any revisions to any forward-looking statements to reflect events or circumstances in the future or to reflect the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A. M. CASTLE & CO.

October 12, 2012	By:	/s/ Robert J. Perna
Robert J. Perna
Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit No.	Description	Page Number
10.32	Employment Offer Letter dated October 10, 2012, between A.M. Castle & Co. and Mr. Scott Dolan.	EX-1
10.33	Form of Restricted Stock Unit Award Agreement between A.M. Castle & Co. and Mr. Scott Dolan.	EX-44
10.34	Form of Severance Agreement between A.M. Castle & Co. and Mr. Scott Dolan.	EX-47
10.35	Form of Change of Control Agreement between A.M. Castle & Co. and Mr. Scott Dolan.	EX-64
99.1	A. M. Castle & Co. Press Release, dated October 12, 2012.	EX-83